UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,
ONE LINCOLN STREET, P.O. BOX 5049,
BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
100 Summer Street, Mailstop: SUM0703	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-877-864-5056

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

Item 1. Report to Stockholders.

Chairman’s Statement

Dear Stockholders,

Following the retirement of Joe Rogers on October 14, 2016, I was appointed by the Board as Chairman of the Fund, and so this is my first Chairman’s Statement to you. I would like to offer my sincere thanks to Joe for his distinguished leadership.

During the six months under review, the Taiwan equity market experienced good gains in September and the first two months of this year contrasting with declines in November and December. The positive factors leading to the gains seemed to be driven largely by foreign investment and renewed interest in the Apple, Inc. iPhone supply chain together with the general improving global outlook from the start of 2017. The negative sentiment during the reporting period seemed to result largely from short-lived concerns regarding the policies of U.S. President Trump’s government immediately following his election.

Against this backdrop, the Fund’s net asset value increased 2.2%1 during the period compared to its benchmark, the TAIEX Total Return Index, which increased by 11.4% over the same period. An analysis of the performance and of the long-term investment strategy of the Investment Manager is provided in the Report of the Investment Manager on pages 4 to 6. The Fund’s share price increased by 2.5%1 during the same period.

Note

[1]	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions.

We believe that despite the significant underperformance by the Fund against the benchmark, there are signs of optimism in the market that we expect to benefit the Fund, particularly the expected interest in the new iPhone scheduled to be released in the second half of 2017.

The Fund did not pay a dividend during the period. In 2015, a dividend of $2.63 per share was paid.

Following consultation with the Fund’s major stockholders, in an attempt to address the Fund’s discount, the Fund’s Share Repurchase Program Committee has in recent weeks implemented a share buyback program under its Discount Management Policy. Under this program, the Fund repurchased 8,000 shares and 2,744 shares on March 21, 2017 and March 17, 2017, respectively. The Fund’s Share Repurchase Program Committee intends to monitor the effectiveness of the programs and, if felt necessary, make adjustments from time to time.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby, Chairman

Report of the Investment Manager

Half year ended February 28, 2017

Market Review

For the 6-month period ended February 28, 2017, the TAIEX Total Return Index (“TAIEX”) gained 11.4% in US Dollar terms. The paper & pulp, glass & ceramic and electrical & cable sectors outperformed the most, with only the communications & internet, foods and trading & consumers goods delivering negative returns over the period.

The election of President Donald Trump during the November U.S. presidential election spurred a cyclical rebound that continued into this year. Uncertainty on the back of the election result was a drag on exporters including the technology sectors, given concerns around the U.S. potentially imposing punitive measures relating to imports. Additionally, worries that the Trans-Pacific Partnership (“TPP”) may be in jeopardy coupled with currency headwinds hurt consumer names. Meanwhile, financials rallied, driven by the steepening of the U.S. yield curve, particularly the insurers who are net beneficiaries of higher interest rates, the sector has taken a breather more recently. Basic materials also broadly outperformed on an improving supply/demand backdrop in most commodities. In the technology space, after some nerves around iPhone order cuts earlier in the period, the Apple, Inc. supply chain is regaining interest as investors digest the 1H17 slowdown in anticipation of a stronger 2H17.

On the economic front, following seven consecutive monthly gains through December 2016, Taiwan’s manufacturing PMI pulled back in the first two months of this year. Taiwan’s January 2017 trade report showed signs of easing in trade activity, partly reflecting seasonal factors around the Lunar New Year (“LNY”) holidays, which fell in late January this year. Exports, seasonally adjusted, fell towards the end of the period. Shipments to China/Hong Kong fell, along with exports to other Asian economies. On a positive note, shipments to the U.S. and Europe held up well. Headline CPI and core CPI also picked up more recently, largely reflecting the LNY effect. Otherwise, we still wish to see more from private consumption, which has remained sluggish.

Portfolio activity

The Fund underperformed the benchmark for the period. Weak stock selection and sector allocation contributed to the underperformance. In a reversal from the previous financial year, auto part suppliers were among the biggest contributors. The Fund’s positions in Tung Thih (supplier of sensing and camera systems), Hota (supplier of automotive drivetrain parts) and Iron Force (supplier of metal parts for passive safety systems) detracted most from the Fund’s performance. The Fund’s overweight exposure to textile names Eclat and Toung Loong also hurt returns on macro concerns around a potential tariff increase on Asia exporters. Weaker-than-expected sales at points also did not help, reflecting that brands took a conservative approach towards the holiday season, which could indicate a bottom of the inventory cycle. Himax, a fabless semiconductor solution provider fell on lower 2017 outlook and an especially disappointing development with Microsoft. We reduced our position here on weaker fundamentals, despite attractive core technology, as we anticipate lackluster earnings this year, especially at a high multiple. Our overweight in POYA International hurt performance given concerns around a continued decline in sales growth.

Meanwhile, the Fund’s overweight position in Largan Precision contributed to returns over the period and we continue to believe that it is well-positioned to benefit from dual camera lens adoptions. This is a high conviction holding along the Apple, Inc. supply chain as they continue to provide the right technology to gain share in their respective component market. Zero weights in telecom operators, Chunghwa Telecom and Taiwan Mobile, also added value as they lagged in returns over this period. This continues to be an area of low growth and we are finding better opportunities elsewhere. A few stock picks in the financials sector also helped returns. On the back of the U.S. election result, Cathay Financial rallied on prospects of higher yields along with other insurers and Yuanta Financial, a leading brokerage firm, on reflationary expectations. Smaller cap semiconductor names, including ASPEED and Chunghwa Precision Test Tech, were also contributors over this period.

There is no change to our core investment approach. We continue to prefer consumer discretionary growth names with sustainable franchises, including those in the sportswear and auto parts sectors. We increased our exposure to life insurers as a result of the reflationary tailwinds in the new rate regime. Given the weak overall demand for personal computers, note books, televisions and handsets, the Fund’s technology positions remain in the cloud, internet of things, gaming and semi sector. We remain underweight in telecommunications and basic materials, including chemicals due to their high valuations.

Market Outlook

The election of President Donald Trump has increased the uncertainty for export-dependent Taiwan. Cross-Straits development would be another watch point following the first contact in nearly 40 years between the US and Taiwanese presidents. The market could also potentially consolidate its strong gains in the near term. Amid macroeconomic uncertainty and rising interest rates, our base case would still be that the Taiwanese market would be supported by better GDP and corporate earnings growth outlook in 2017. Ample liquidity and a still undemanding valuation should provide good downside support. We continue to hold a positive view on the iPhone upgrade cycle and will take advantage of any weakness to add to beneficiaries of component upgrades. We are watching the currency and the approaching earnings season in early April. Overall, we will maintain a meaningful exposure to the consumer sectors and remain confident on the long term secular growth and valuation support.

JF International Management, Inc.

About The Portfolio Manager (unaudited)

Shumin Huang

Portfolio Manager, JPMAM Emerging Market & Asia Pacific Equities Team

Shumin Huang, Managing Director, is an Investment Manager and the Head of Research for Greater China equities within the Emerging Markets and Asia Pacific (“EMAP”) Equities team. Based in Hong Kong, she joined the firm in 2006 after eight years at Goldman Sachs, where she was managing director and head of the Asia-Pacific Energy and Chemicals team. She began her career with UBS Taiwan in 1992 as a research analyst in steel and financials, after which she transferred to Hong Kong as director and head of Asia-Pacific chemicals research. Shumin obtained a B.S. in Business Administration from the National University of Taiwan and an M.B.A. from London Business School.

Investment Adviser

The Fund’s investment adviser is JF International Management Inc.

JF International Management Inc. (“JFIMI”) was incorporated in the British Virgin Islands in 1992 and has had a branch in Hong Kong since July 1992. It is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and is licensed by the Securities and Futures Commission in Hong Kong to conduct Type 4 (advising on securities) and Type 9 (asset management) regulated activities. JFIMI’s registered address is Palm Grove House, P.O. Box 438, Road Town, Tortola, British Virgin Islands and its principal address in Hong Kong is 19th Floor and 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong. JFIMI belongs to a group of companies operating under the name of J.P. Morgan Asset Management (“JPMAM”), the brand name of the global group of asset management companies belonging to JPMorgan Chase & Co. JPMorgan Chase & Co. is the ultimate parent company of JFIMI. JPMAM has assets under management totalling US$1.8 trillion (as at December 31, 2016).

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of February 28, 2017%		Holdings as of August 31, 2016%
Taiwan Semiconductor Manufacturing Co., Ltd.	9.7	Taiwan Semiconductor Manufacturing Co., Ltd.	9.7
Hon Hai Precision Industry Co., Ltd.	7.2	Largan Precision Co., Ltd.	5.7
Largan Precision Co., Ltd.	6.5	Hon Hai Precision Industry Co., Ltd.	3.7
Cathay Financial Holding Co., Ltd.	4.2	Eclat Textile Co., Ltd.	3.3
Fubon Financial Holding Co., Ltd.	3.8	Ennoconn Corp.	3.3
Nan Ya Plastics Corp.	3.8	Cathay Financial Holding Co., Ltd.	3.2
Ennoconn Corp.	2.9	Fubon Financial Holding Co., Ltd.	3.0
Silergy Corp.	2.6	Delta Electronics, Inc.	2.9
Delta Electronics, Inc.	2.5	Wistron NeWeb Corp.	2.8
Wistron NeWeb Corp.	2.2	Uni-President Enterprises Corp.	2.5

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of February 28, 2017%		Holdings as of August 31, 2016%
Semiconductor	20.8	Semiconductor	22.3
Financial & Insurance	12.3	Financial and Insurance	9.4
Optoelectronics	11.3	Textile	8.7
Other Electronic	11.3	Technology Hardware	6.6
Computer & Peripheral Equipment	8.3	Optoelectronics	5.7
Electric & Machinery	6.1	Electronic Parts/Components	5.1
Other	5.7	Electrical Components	4.4
Plastics	5.6	Machinery	4.2
Electronic Parts & Components	5.3	Computer and Peripheral Equipment	3.9
Communications & Internet	2.5	Building Material and Construction	3.6

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Electronic Parts & Components Industry 5.3%
Plastics Industry 5.6%
Communications & Internet Industry 2.5%
Electric Machinery Industry 6.1%
Textiles Industry 2.3%
Computer & Peripheral Equipment Industry 8.3%
Other Industries 12.7%
Other Assets and Liabilities, Net 1.5%
Other Electronic Industry 11.3%
Optoelectronics Industry 11.3%
Financial and Insurance Industry 12.3%
Semiconductor Industry 20.8%

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2017. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of February 28, 2017 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

Schedule of Investments/February 28, 2017 (Showing Percentage of Net Assets) (unaudited)

	Shares	US $ Value (Note 2)
COMMON STOCKS – 98.5%
CONSUMER DISCRETIONARY — 13.0%
Electric & Machinery Industry — 3.0%
Basso Industry Corp.	16,000	46,088
Global PMX Co., Ltd.	270,000	1,291,845
Hota Industrial Manufacturing Co., Ltd.	340,000	1,527,170
Iron Force Industrial Co., Ltd.	163,976	958,019
Macauto Industrial Co., Ltd.	200,000	1,194,525
		5,017,647
Other Electronic Industry — 0.9%
Tung Thih Electronic Co., Ltd.	155,000	1,606,832

Other Industry — 5.7%
Giant Manufacturing Co., Ltd.	308,000	1,904,731
KMC Kuei Meng International, Inc.	192,298	848,093
Merida Industry Co., Ltd.	289,000	1,476,817
Nan Liu Enterprise Co., Ltd.	94,000	487,998
Nien Made Enterprise Co., Ltd.	220,000	2,151,773
Taiwan Paiho Ltd.	866,000	2,607,287
		9,476,699
Textiles Industry — 2.3%
Eclat Textile Co., Ltd.	263,356	2,648,689
Toung Loong Textile Manufacturing Co., Ltd.	465,000	1,177,503
		3,826,192
Trading & Consumers' Goods Industry — 1.1%
Poya International Co., Ltd.	154,352	1,791,023
TOTAL CONSUMER DISCRETIONARY		21,718,393

CONSUMER STAPLES — 1.7%
Trading & Consumers' Goods Industry — 0.0%
President Chain Store Corp.	107,000	785,343

Food Industry — 0.0%
Uni-President Enterprises Corp.	1,135,995	2,018,824
TOTAL CONSUMER STAPLES		2,804,167

ENERGY — 2.1%
Oil Gas & Electricity Industry General Industry — 2.1%
Formosa Petrochemical Corp.	995,000	3,465,263
TOTAL ENERGY		3,465,263

FINANCIALS — 12.3%
Financial & Insurance Industry — 12.3%
Cathay Financial Holding Co., Ltd.	4,422,600	6,945,512
China Life Insurance Co., Ltd.	3,463,000	3,398,358
CTBC Financial Holding Co., Ltd.	836,000	499,312
Fubon Financial Holding Co., Ltd.	3,894,000	6,305,483
Yuanta Financial Holding Co., Ltd.	7,736,000	3,273,325
TOTAL FINANCIALS		20,421,990

INDUSTRIALS — 7.1%
Electric & Machinery Industry — 3.1%
Airtac International Group	371,000	3,429,427
Hiwin Technologies Corp.	257,000	1,639,527
		5,068,954
Electronic Parts & Components Industry — 1.2%
King Slide Works Co., Ltd.	150,000	2,070,076

Other Electronic Industry — 1.9%
Bizlink Holding, Inc.	243,000	1,494,849
Voltronic Power Technology Corp.	109,818	1,615,628
		3,110,477
Shipping & Transportation Industry — 0.9%
Aerospace Industrial Development Corp.	434,000	547,382
Evergreen Marine Corp. (Taiwan) Ltd. *	2,126,000	1,006,829
		1,554,211
TOTAL INDUSTRIALS		11,803,718

INFORMATION TECHNOLOGY — 55.5%
Communications & Internet Industry — 2.5%
Advanced Ceramic X Corp.	53,000	552,020
Wistron NeWeb Corp.	1,264,090	3,690,624
		4,242,644
Computer & Peripheral Equipment Industry — 8.3%
Advantech Co., Ltd.	233,000	1,983,156
Ennoconn Corp.	308,490	4,869,811
Micro-Star International Co., Ltd.	1,074,000	2,485,440
Mitac Holdings Corp.	2,026,000	2,159,634
Primax Electronics Ltd.	1,500,000	2,294,660
		13,792,701
Electronic Parts & Components Industry — 4.1%
Delta Electronics, Inc.	755,155	4,203,021
Sinbon Electronics Co., Ltd.	702,815	1,676,773
Zhen Ding Technology Holding Ltd.	349,000	868,993
		6,748,787

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/February 28, 2017 (Showing Percentage of Net Assets) (unaudited) (concluded)

	Shares	US $ Value (Note 2)
INFORMATION TECHNOLOGY — (continued)
Optoelectronics Industry — 11.3%
Au Optronics Corp.	5,377,000	2,135,154
Epistar Corp. *	1,841,000	1,731,733
General Interface Solution Holding Ltd.	220,000	902,241
Glory Science Co., Ltd.	571,000	1,050,059
Innolux Corp.	5,484,000	2,231,191
Largan Precision Co., Ltd.	73,000	10,834,703
		18,885,081
Other Electronic Industry — 8.5%
Catcher Technology Co., Ltd.	251,000	2,099,598
Hon Hai Precision Industry Co., Ltd.	4,140,259	12,060,904
		14,160,502
Semiconductor Industry — 20.8%
Advanced Semiconductor Engineering, Inc.	2,032,000	2,523,176
ASPEED Technology, Inc.	229,164	3,639,951
Chunghwa Precision Test Tech Co., Ltd.	20,000	908,100
MediaTek, Inc.	35,000	255,179
Parade Technologies Ltd.	114,000	1,205,917
Powertech Technology, Inc.	1,000,000	2,903,315
Realtek Semiconductor Corp.	604,000	2,250,981
Silergy Corp.	255,000	4,291,015
Taiwan Semiconductor Manufacturing Co., Ltd.	2,615,000	16,086,546
Vanguard International Semiconductor Corp.	257,000	507,751
		34,571,931
TOTAL INFORMATION TECHNOLOGY		92,401,646

MATERIALS — 6.8%
Cement Industry — 1.2%
Taiwan Cement Corp.	1,670,000	2,046,495

Plastics Industry — 5.6%
Formosa Chemicals & Fibre Corp.	862,000	2,727,111
Formosa Plastics Corp.	101,000	304,412
Nan Ya Plastics Corp.	2,577,000	6,257,237
		9,288,760
TOTAL MATERIALS		11,335,255

TOTAL COMMON STOCKS (Cost — $126,369,009)		163,950,432

TOTAL INVESTMENTS — 98.5% (Cost — $126,369,009)		163,950,432

OTHER ASSETS AND LIABILITIES, NET — 1.5%		2,542,065

NET ASSETS — 100.0%		166,492,497

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES February 28, 2017 (unaudited)
Assets:
Investments in securities, at value (cost $126,369,009) (Notes 2 and 3)		$163,950,432
Cash		2,469,020
Cash in New Taiwan dollars (cost $381,368)		381,722
Receivable for securities sold		1,579,342
Prepaid expenses		32,505
Total assets		168,413,021

Liabilities:
Payable for securities purchased	$1,596,739
Accrued management fee (Note 4)	112,760
Other payables and accrued expenses	211,025
Total liabilities		1,920,524

Net Assets		$166,492,497

Net Assets Consist of:
Paid in capital		$144,032,447
Accumulated undistributed net investment loss		(1,245,874)
Accumulated net realized loss on investments in securities and foreign currency		(13,875,767)
Net unrealized appreciation on investment in securities and foreign currency		37,581,691

Net Assets		$166,492,497

Net Asset Value, per share ($166,492,497/8,224,330 shares outstanding)		$20.24

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2017 (unaudited)
Investment Income:
Dividends		$478,945
Less: Taiwan withholding tax (Note 2)		(88,284)
Total investment income		390,661

Expenses:
Management fees (Note 4)	$708,043
Directors' and officers' fees and expenses	220,322
Legal fees	150,752
Custodian fees	114,237
Administration and accounting fees	85,681
Audit fees	38,531
Insurance fees	34,010
Compliance services fees	30,884
Stockholder communications	27,970
Delaware franchise tax	24,183
Taiwan stock dividend tax (Note 2)	14,198
Transfer agent fees	10,405
Miscellaneous	47,818
Total expenses		1,507,034

Net Investment Loss		(1,116,373)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(730,536)
Foreign currency transactions	47,294
		(683,242)
Net change in unrealized appreciation (depreciation) on:
Investments	5,403,102
Foreign currency translations	8,189
		5,411,291
Net realized and unrealized gain		4,728,049
Net Increase in Net Assets Resulting From Operations		$3,611,676

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017	Year Ended August 31, 2016
	(Unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,116,373)	$1,020,194
Net realized loss on investments and foreign currency transactions	(683,242)	(4,926,842)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,411,291	29,145,220
Net increase in net assets resulting from operations	3,611,676	25,238,572

Net Assets
Beginning of period	162,880,821	137,642,249
End of period	166,492,497	162,880,821
Accumulated undistributed net investment loss included in end of period net assets	$(1,245,874)	$(129,501)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

			Year Ended August 31,
	Six Months Ended February 28, 2017		2016		2015	2014†	2013	2012
	(Unaudited)
Selected Per Share Data
Net asset value, beginning of period	$19.80		$16.74		$22.45	$19.30	$17.21	$20.20
Income from Investment Operations:
Net investment income (loss)(a)	(0.14)		0.12	(f)	0.07	0.08	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.58		2.94		(3.15)	3.07	1.96	(2.57)
Total from investment operations	0.44		3.06		(3.08)	3.15	2.09	(2.55)
Less Distributions to Stockholders from:
Net realized gains	—		—		(2.63)	—	—	(0.56)
Total distributions to stockholders	—		—		(2.63)	—	—	(0.56)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		—		0.00 (e)	—	—	0.12

Net asset value, end of period	$20.24		$19.80		$16.74	$22.45	$19.30	$17.21

Market value, end of period	$17.38		$16.96		$14.72	$20.24	$17.33	$15.58

Total Return
Per share net asset value(b)	2.22%		18.34%		(13.02%)	16.32%	12.14%	(11.54%)
Per share market value(b)	2.48%		15.22%		(15.16%)	16.79%	11.23%	(10.58%)
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$166,492		$162,881		$137,642	$184,534	$158,690	$154,594
Ratio of expenses before fee waiver(c)	1.90	%(d)	2.05%		1.86%	1.80%	1.96%	1.65%
Ratio of expenses after fee waiver	1.90	%(d)	2.05%		1.86%	1.80%	1.96%	1.61%
Ratio of net investment income (loss)	(1.41	%)(d)	0.72	%(f)	0.37%	0.40%	0.72%	0.12%
Portfolio turnover rate	38%		105%		92%	181%	14%	75%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. During the year ended August 31, 2012 the adviser reimbursed certain fund expenses. If the adviser had not reimbursed the Fund, the return would have been lower.

(c)

Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the years ended August 31, 2016, 2015, 2014, 2013, and 2012, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.99%, 1.80%, 1.76%, 1.80%, and 1.58%, respectively. For the six monthsended February 28, 2017, the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.88% (annualized).

(d)	Annualized.
(e)	Amount represents less than $0.005 per share.
(f)	Amount includes a non-recurring payment of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†

As of February 22, 2014, Allianz Global Investors U.S. LLC (“AllianzGI”) succeeded Martin Currie Inc. as the Fund’s investment adviser. As of July 22, 2014, JFIMI succeeded Allianz Global Investors U.S. LLC as the Fund’s investment adviser.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements (unaudited) February 28, 2017

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. JFIMI has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Notes To Financial Statements (unaudited) (continued) February 28, 2017

2. Significant Accounting Policies – continued

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$163,950,432	$——	$——	$163,950,432
Total	$163,950,432	$——	$——	$163,950,432

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of February 28, 2017, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of February 28, 2017, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2017 the Fund had no open Forwards.

Notes To Financial Statements (unaudited) (continued) February 28, 2017

2. Significant Accounting Policies – continued

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. JFIMI has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Notes To Financial Statements (unaudited) (continued) February 28, 2017

2. Significant Accounting Policies – continued

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2016, the effects of certain differences were reclassified. The Fund decreased undistributed net investment loss by $45,960,557, decreased accumulated net realized loss by $3,917,476, and decreased paid in capital by $49,878,033.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the six months ended February 28, 2017, purchases and sales of securities, other than short-term securities, aggregated $60,459,217 and $61,389,012, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with JFIMI. Under the terms of the Agreement, JFIMI receives a fee for its services, computed daily and payable monthly in U.S. Dollars, at the annual rate of 0.90% per annum of the value of the Fund’s average daily net assets up to and including $150 million of net assets; 0.80% per annum of the value of the Fund’s average daily net assets on the next $150 million of net assets; and 0.70% per annum of the value of the Fund’s average daily net assets in excess thereof.

For the period September 1, 2016 through February 28, 2017, the management fee was equivalent to an annual rate of 0.89% of weighted average net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

Notes To Financial Statements (unaudited) (continued) February 28, 2017

4. Management Fees and Other Service Providers – continued

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Fund Shares

At February 28, 2017, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,224,330 were issued and outstanding.

For the six months ended February 28, 2017, the Fund did not repurchase any shares of its common stock.

	For the Six Months Ended February 28, 2017	For the Year Ended August 31, 2016
Shares outstanding at beginning of year	8,224,330	8,224,330
Shares repurchased	—	—
Shares outstanding at end of year	8,224,330	8,224,330

6. Discount Management Program

The Board has approved a Discount Management Policy (the “Policy”) which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares when the Fund’s shares trade at a discount of more than 9% of net asset value and management reasonably believes that such repurchases may enhance stockholder value. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Policy will be reported by press release on the business day following each repurchase. For the six months ended February 28, 2017, the Fund did not make any purchases under the Policy.

The Board regularly reviews the effectiveness of the Policy and in consultation with stockholders considers other actions that, in its judgment, may be effective in addressing the discount.

7. Federal Tax Information

As of August 31, 2016, the tax components of accumulated net earnings (losses) were $30,151,786 of Unrealized Appreciation and $11,303,412 of short term capital loss carryovers which don’t expire.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales. At February 28, 2017, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $126,369,009. Net unrealized appreciation of the Fund’s investment securities was $37,581,423 of which $37,891,169 was related to appreciated investment securities and $309,746 was related to depreciated investment securities.

Other Information (unaudited)

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2016, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $877,791 (representing taxes withheld plus taxes on stock dividends).

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Other Information (unaudited) (concluded)

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 19, 2016, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on October 19, 2016. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

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UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-864-5056
www.thetaiwanfund.com

INVESTMENT ADVISER

JF International Management Inc.
21st Floor, Chater House
8 Connaught Road Central
Hong Kong

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Michael F. Holland, Chairman, Valuation Committee, Member, Audit Committee, Share Repurchase Program Committee, Nominating Committee and Independent Director

Anthony Kai Yiu Lo, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Simon J. Crinage, President

William C. Cox, Treasurer

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.

(b)
There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2016 and as filed in Form N-CSR on November 4, 2016 SEC Accession No. 0001398344-16-020349.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended February 28, 2017, the Fund did not purchase any of its equity securities.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date: May 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J. Crinage
Simon J. Crinage
President of The Taiwan Fund, Inc.

Date: May 1, 2017

By:	/s/ William C. Cox
William C. Cox
Treasurer of The Taiwan Fund, Inc.

Date: May 1, 2017